Corporate Presentation June 2023 Exhibit 99.1

This presentation contains forward-looking statements about Sana Biotechnology, Inc. (the “Company,” “we,” “us,” or “our”) within the meaning of the federal securities laws. All statements other than statements of historical facts contained in this presentation, including, among others, statements regarding the Company’s strategy, expectations, cash runway and future financial condition, future operations, and prospects, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “design,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “positioned,” “potential,” “predict,” “seek,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology. The Company has based these forward-looking statements largely on its current expectations, estimates, forecasts and projections about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. In light of the significant uncertainties in these forward-looking statements, you should not rely upon forward-looking statements as predictions of future events. These statements are subject to risks and uncertainties that could cause the actual results to vary materially, including, among others, the risks inherent in drug development such as those associated with the initiation, cost, timing, progress and results of the Company’s current and future research and development programs, preclinical studies, and clinical trials. For a detailed discussion of the risk factors that could affect the Company’s actual results, please refer to the risk factors identified in the Company’s SEC reports, including its Quarterly Report on Form 10-Q dated May 8, 2023. Except as required by law, the Company undertakes no obligation to update publicly any forward-looking statements for any reason. Cautionary Note Regarding Forward-Looking Statements

Sana Biotechnology
Engineered Cells as Medicines

Sana's ambition is to repair or replace any cell in the body. Technologies address fundamental barriers:

- **Hypoimmune (HIP) technology:** Overcoming immune rejection of allogeneic cells
- **Fusogen technology:** *In vivo* delivery of genomic modification reagents in a cell-specific manner

Overcoming immune rejection of allogeneic cells has potential to change cell therapy:

- Allogeneic CAR T cells that perform clinically like autologous CAR T cells can transform treatment of hematological malignancies
- Key to unlocking the potential of stem cell-derived therapies such as pancreatic islet cells for the treatment of type 1 diabetes

Two opportunities in 2023 for clear clinical proof of concept:

- SC291: Cell persistence and clinical efficacy
- HIP primary islets in patients with type 1 diabetes
- Results will provide insights in CAR T cell and stem-cell based platforms – ability to overcome allogeneic and autoimmune cell rejection

Pipeline poised to deliver multiple clinical data readouts over next several years:

- **Hypoimmune allogeneic CAR T cells:** SC291 (CD19), SC262 (CD22), SC255 (BCMA), and beyond
- **Regenerative medicine:** SC451 (type 1 diabetes) and SC379 (CNS disorders)
- ***In vivo* fusogen platform:** SG299

Balance sheet allows potential for multiple data readouts

© 2020-2023 Sana Biotechnology. All rights reserved.
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Pipeline poised to deliver multiple clinical data readouts over next several years Sana’s platforms, technology, and programs 1IST, investigator sponsored trial. Abbreviations: ALL, acute lymphoblastic leukemia; CLL, chronic lymphocytic leukemia; HD, Huntington’s disease; IND, investigational new drug; NHL, non-Hodgkin’s lymphoma; PMD, Pelizaeus-Merzbacher Disease; SCD, sickle cell disease; SPMS, Secondary Progressive Multiple Sclerosis. Product Candidates Mechanism Potential Indications Expected Clinical Milestones 2024 2023 2024 SC291 (HIP) CD19-targeted allo CAR T NHL/ALL/CLL/Autoimmune HIP primary islet cells1 Type 1 Diabetes SG299 (Fusogen) In vivo CAR T (CD8/CD19) NHL/ALL/CLL SC262 (HIP) CD22-targeted allo CAR T NHL/ALL/CLL SC451 (HIP) Stem-cell derived pancreatic islet cells Type 1 Diabetes SC255 (HIP) BCMA-targeted allo CAR T Multiple Myeloma SC379 Glial progenitor cells PMD, HD, SPMS SG239 (Fusogen) In vivo CAR T (CD8/BCMA) Multiple Myeloma SG242 (Fusogen) In vivo CAR T (CD4/CD19) NHL/ALL/CLL SG221 (Fusogen) In vivo CAR T (CD4/BCMA) Multiple Myeloma SG233 (Fusogen) In vivo CAR T(CD8/CD22) NHL/ALL/CLL SG418 (Fusogen) In vivo hematopoietic stem cells SCD, Beta-Thalessemia IND filing Clinical Data

Sana's hypoimmune solution: Leverage insights from nature

Leverage insights from nature to create hypoimmune cells



Sana's hypoimmune approach



Blocks adaptive immune system
Blocks innate immune system
1
2
3
Disruption of MHC Class I & II expression
Overexpression of CD47
- MHC I
- MHC II
+ CD47
Healthy donor cells
Hypoimmune cells

Abbreviations: MHC, major histocompatibility complex.
Current clinical platform with multiple ongoing approaches in research phase.

© 2020-2023 Sana Biotechnology. All rights reserved.

5

Sana’s team has pioneered hypoimmune technology

Hematologic cancers continue to have a high unmet need

High mortality in lymphoma and myeloma in the US and EU5



~250,000 annual incidence[1,2]
Over 100,000 deaths annually[1,2]
~11,500 patients treated with CAR T in 2022[3]
Estimated ~30 to 40% of patients treated with CAR T will experience durable complete responses[4]

[1]Avezbakiyev et al. *Blood*. 2022
[2]Durie et al. *The Oncologist*. 2020
[3]Clarivate DRG NHL and MM Market Forecast Nov 2022; internal analysis of secondary EPI data.
[4]Scivida 2022 NHL Factbook
Abbreviations: EU5, France, Germany, Italy, Spain, UK

Challenges

- Autologous CAR T cell scalability
- Many patients fail CAR T treatment
- Allogeneic CAR T cells immune rejection limits persistence and efficacy

Opportunity

- Known targets
- Known efficacy and safety bar

Sana's HIP CAR T platform can address challenges and exploit opportunities

© 2020-2023 Sana Biotechnology. All rights reserved.

7

Sana's HIP platform can create a regenerative pipeline for allogeneic CAR T therapies



1
T cell selection
2
Genes disrupted with Cas12b nuclease
3
+ CD47
MHC I
MHC II
TCRα
4
+ CD47
+ CAR
MHC I
MHC II
TCRα
5
Produces ~450-950 doses per run[1]
PBMCs from healthy donor
Select T cells
Modify into HIP T cells
Insert CAR
CD19 CD22 BCMA GPRC5D
Expand and grow high-quality allogeneic CAR T cells at scale

[1]~450 doses assumes the middle dose in the ARDENT Phase 1 study and ~950 doses assumes an autoimmune dose consistent with public data on current autoimmune dose levels.
Abbreviations: Cas12b, CRISPR associated protein 12b; GPRC5D, G protein–coupled receptor, class C, group 5, member D; PBMC, peripheral blood mononuclear cell.

© 2020-2023 Sana Biotechnology. All rights reserved.

8

HIP CD19 CAR T cells demonstrate persistence and continued efficacy in humanized mice model



Unmodified T Cells
Unmodified CD19 CAR T Cells
HIP CD19 CAR T Cells
D0: Nalm6
D15
D27
D55
D75
D83
D87
tumor cell re-injection

- SC291 tumor control comparable at early timepoints to standard CD19 CAR T cells
- SC291 tumor control superior at later timepoints to standard CD19 CAR T cells
- SC291 controls tumors when animals are rechallenged with tumor

Sana Biotechnology

© 2020-2023 Sana Biotechnology. All rights reserved.

9

ARDENT trial will provide rapid insight into hypoimmune immune evasion

Day 0	2-4 weeks	1 month +
SC291 is a mixture of HIP and non-HIP CAR T cells	**T cells and NK cells recover**	**HIP CAR T cells survive after immune recovery**



CAR expression; incomplete knockout
CAR+
MHCI
CD47++
MHCI-
TCR-
MHCII-
MHC
Knockout No CAR expression
+ CD47
+ CAR
MHC I
MHC II
TCRα
Triple knockout+ CAR expression

Triple Knockout and CAR expression:
40-50% are fully modified cells



CAR+
MHCI
MHCI-
CD47++
CAR expression; incomplete knockout
TCR-
MHCII-
MHC
Knockout No CAR expression

Non-HIP cells eliminated by patient immune system



+ CD47
MHC I
+ CAR
MHC II
TCRα
Triple knockout+ CAR expression

Triple Knockout and CAR expression:
With success, ~100% of surviving cells fully modified

© 2020-2023 Sana Biotechnology. All rights reserved.

10

Locke et al. Lancet Oncology. 2019 CAR T cells remain detectable in the majority of patients with ongoing response treated in ZUMA-1 trial Patients with CAR gene-marked cells (%) Month n=37 n=37 n=33 n=34 n=34 n=33 n=31 n=32

Improved persistence can lead to best-in-class allogeneic CAR T platform

SC291: Sana's CD19 HIP allogeneic CAR T

- First clinical data in 2023



Allogeneic HIP CAR T cell
+ CD47
+ CD19 CAR
MHC I
MHC II
TCRα

Data show CAR T cell persistence correlates with long term complete response (CRs) rates[1]

CAR T Persistence		Potential Efficacy Outcome
≤ 1 month	❯❯❯	Comparable to existing Allo CAR T
2 to 3 months	❯❯❯	Best-in-class Allo CAR T
3 to 6 months	❯❯❯	Comparable to Auto CAR T
≥ 6 months	❯❯❯	Better than Auto CAR T

[1]Porter et al. *Science Translational Medicine*. 2015

Sana Biotechnology

© 2020-2023 Sana Biotechnology. All rights reserved.

12

SC262: Targeting growing population of patients with inadequate response to CD19 therapy

CD19 CAR T relapsed patients represent large and growing unmet need[1]


~12K
~12K
← 100%
Estimated ~12,000 B cell malignancy patients treated with CD19 CAR T by 2027[2]
~65%
~35%
Potential of ~7,800 CAR T failures annually by 2027[2]; median survival of ~5 months post-CD19 CAR T therapy-failure[3]
Estimated ~4,200 CAR T patients with durable complete responses[4]

SC262 utilizes a clinically-validated CD22 CAR

Allogeneic HIP CAR T cell


+ CD47
+ CD22 CAR
MHC I
MHC II
TCRα

[1]US, EU5, and Japan.
[2]Clarivate DRG NHL Market Forecast Nov 2021; 2027 Forecast is 2L+ LBCL patients; internal analysis of secondary EPI data.
[3]Di Blasi et al. *Blood*.2022; DESCAR-T registry.

© 2020-2023 Sana Biotechnology. All rights reserved.
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SC262: Licensed CD22 CAR produced strong clinical data in CD19 failures when part of autologous CAR T

>50% 6-month CR rate in CD19 CAR failure DLBCL patients



100
75
50
25
0
% Patients
CR
N=38

2023 DAVA Frank/Stanford

High rate of CRs in CD19 failure ALL patients

~80% patients with prior CD19 therapy



100
75
50
25
0
% Patients
N=16

2022 ASH Miklos/Stanford



100
75
50
25
0
% Patients
CR
N=21

2018 *Nature Med* Fry, et al.

Expand our allo T platform to CD22 with Sana's SC262 candidate

Allogeneic HIP CAR T cell



+ CD47
+ CD22 CAR
MHC I
MHC II
TCRα

SC262 Goals: File IND this year; clinical data in 2024

© 2020-2023 Sana Biotechnology. All rights reserved.

14

SC255: Licensed BCMA CAR produced strong clinical data in myeloma when part of autologous CAR T

High response rate in multiple myeloma with 95% of patients MRD negative



ORR: 95%
ORR: 75%
ORR: 98%
100
75
50
25
0
% Patients
70
4
18
3
42
8
26
72
5
19
1
CR
sCR
VGPR
PR
Total
N=100
Prior CAR T
n=12
No prior CAR T
n=88

2022 ASH Nanjing IASO

- ~80% patients MRD negative at 12 months
- ~75% patients in CR/sCR with median follow-up ~1 year

Expand our allo T platform to BCMA with Sana's SC255 candidate



Allogeneic HIP CAR T cell
+ CD47
+ BCMA CAR
MHC I
MHC II
TCRα

SC255 Goal: File IND as early as 2024

Abbreviations: CR, complete response; ORR, objective response rate; PR, partial response; sCR, stringent complete response; VGPR, very good partial response.

© 2020-2023 Sana Biotechnology. All rights reserved.

15

CAR T cells have the potential to transform autoimmune disorders like they have in blood cancers

B-cell targeting validated across multiple autoimmune diseases

Field has spent 25+ years identifying

- SLE
- Lupus Nephritis
- Vasculitis (Granulomatosis with polyangiitis & Microscopic polyangiitis)
- Neuromyelitis optical spectrum
- Pemphigus
- Relapsing and progressive MS
- Rheumatoid Arthritis
- Sjogren syndrome
- NMDAR encephalitis
- Thrombocytopenic purpura
- Amyloidosis
- Scleroderma
- Autoimmune Hemolytic Anemia
- Chronic immune demyelinating polyradiculoneuropathy
- Immune-mediated necrotizing myopathy
- Membranous nephropathy

Depth of B-cell depletion correlates with clinical benefit

- CD19 CAR T cell therapy results in deep B-cell depletion
- Potential to deliver durable long-term remissions

SC291 has the scale and potential profile to change patient outcomes

- Drug product from oncology studies ready for use
- PoC studies across multiple diseases in near term

Adapted from Zhang et al. *Frontiers in Immunology*. 2023; Oh et al. *Immune Network*. 2023; Lee et al. *Nature Reviews Drug Discovery*. 2021

© 2020-2023 Sana Biotechnology. All rights reserved.

16

SC291 product candidate offers potential to address large unmet need in various autoimmune disorders

SC291: CD19 HIP allogeneic CAR T for treatment of autoimmune disorders



Allogeneic HIP CAR T cell
+ CD47
+ CD19 CAR
MHC I
MHC II
TCRα

- >75 different types of autoimmune disorders with high unmet need and underlying B cell pathology
- Lupus nephritis alone impacts ~100,000 people in the US
- Utilize SC291 Phase 1 supply for potential rapid path to clinic

© 2020-2023 Sana Biotechnology. All rights reserved.

17

Goal is to build a best-in-class CAR T portfolio to treat patients with a range of cancers and beyond

Known

- ☑ Validated targets
- ☑ Validated CAR constructs
- ☑ >100,000 potential cancer patients worldwide[1,2]
- ☑ HIP platform understood in preclinical models

Future State

- ☐ Potential for SLE and other autoimmune disorders
- ☐ Solid tumors
- ☐ HIP platform understood in humans



Unlocked by HIP validation
New Targets
GPRC5D
BCMA
CD22
CD19
Solid Tumors
Autoimmune
Hematologic Malignancies
Value
Time

Unlocking the potential of our allogeneic CAR T franchise across multiple patient populations

[1]Avezbakiyev et al. *Blood*. 2022
[2]Durie et al. *The Oncologist*. 2020

© 2020-2023 Sana Biotechnology. All rights reserved.

18

Type 1 diabetes represents a large unmet need with a loss of ~15 years of life[1]

- Disease caused by autoimmune destruction of insulin-producing beta cells in the pancreas; results in inability to control blood glucose
- Type 1 diabetes is a large unmet need with 1.9M patients in the U.S. and 2.4M in Europe[2]
- Long-term complications: end-organ damage, including heart attack, stroke, blindness, and kidney failure
- SC451 goal is euglycemia without exogenous insulin or immunosuppression


DIGICOMPHOTO/SCIENCE PHOTO LIBRARY

[1]Rawshani et al. *Lancet.* 2018
[2]Clarivate Type 1 Diabetes Landscape & Forecast, December 2022; internal analysis of secondary EPI data.

© 2020-2023 Sana Biotechnology. All rights reserved.
19

Sana's solution: SC451 is an allogeneic iPSC-derived hypoimmune pancreatic islet cell therapy

1. Hypoimmune technology overcomes allogeneic rejection and autoimmunity



HIP islets transplanted into NHPs (10 months)
D0
12 wks
28 wks
40 wks
WT results (no survival after 1 wk)
D0
1 wk
n=1 HIP primary islet cells; n=1 WT primary islet cells.

2. iPSC-derived islet cells can be scaled to treat many patients

Create iPSC GMP master cell bank



CD47
HLA I
HLA II

Starting iPSC cell

Differentiate iPSCs into glucose-responsive islet cells that are hypoimmune



HLA I
HLA II
+ CD47

Hypoimmune iPSC-derived islet cells

3. Intramuscular implantation site improves access and function



Graft site

Hu et al. *Nature Biotechnology*. 2023

Sana Biotechnology

© 2020-2023 Sana Biotechnology. All rights reserved.

20

Survival of allogeneic hypoimmune pancreatic islet cells for 10+ months without immunosuppression

Study design:
- NHP primary islet cells isolated and HIP-engineered
- Cells injected intramuscularly into a healthy, allogeneic NHP without immunosuppression

HIP results (follow up shown: 10 months). Study ongoing.

D0 | **12 wks** | **28 wks** | **40 wks**



WT results (no survival after 1 wk)

D0 | **1 wk**



n=1 HIP primary islet cells; n=1 WT primary islet cells.


Survival
WT
HIP
Photos/s (*10^6)
10^8
10^7
10^6
10^5
0
4
8
12
16
20
24
28
32
36
40
Weeks

© 2020-2023 Sana Biotechnology. All rights reserved.

21

HIP-modified allogeneic islet cells lead to normal blood glucose with no insulin and no immunosuppression in diabetic NHP

Study Design (N=1)

- NHP primary islet cells isolated and HIP-modified
- Cells injected intramuscularly into a healthy, allogeneic NHP without immunosuppression



Fasting Glucose
D0
STZ
D3
Start exogenous insulin
D78
Cell transplantation
D85-D89
Reduce exogenous insulin
600
500
400
300
200
100
0
Fasting Glucose (mg/dL)
Hyperglycemia
Impaired fasting glucose
Normal
Hypoglycemia
0
10
20
30
40
50
60
70
80
90
100
110
Days
Exogenous insulin treatment
Insulin independence
Blood Glucose
AM
PM



C-peptide
4
3
2
1
0
ng/ml
Normal
pre STZ
d50 post STZ
d0 (d78 post STZ)
d7 (d85 post STZ)
d14 (d92 post STZ)

© 2020-2023 Sana Biotechnology. All rights reserved.

22

Path to potential clinical validation of hypoimmune islet cells in T1DM patients in 2023

- Investigator sponsored trial
- Primary human HIP islet cells transplantation in type 1 diabetes patients
- Goal: Cell survival with no immunosuppression
- Goal: Data in 2023
- Insight for SC451

Overview



1
2
3
Donor cadaveric islet cells
HIP gene modification of islet cells
Transplant into T1DM patient without immunosuppression

Key Measured Outcomes

Cell survival & immune evasion
C-peptide
Glycemic control

© 2020-2023 Sana Biotechnology. All rights reserved.

23

Sana aspiration: Engineered cells as medicines

Allogeneic HIP CAR T cell


+ CD47
+ CAR
MHC I
MHC II
TCRα

HIP islet cell


+ CD47
MHC I
MHC II


Modified G protein
F protein

Engineered cells into new therapeutic areas

In Vivo – Fusogen

- *In vivo* CAR T: SG299
- Cell-specific *in vivo* HSC editing: SG418
- Cell-specific delivery of genomic modification material

Ex Vivo – Hypoimmune

Allogeneic CAR T Franchise
- Oncology: SC291, SC262, SC255
- Autoimmune

Stem Cell-Derived
- Type 1 Diabetes: SC451
- CNS: SC379[1]

2023

[1]Does not incorporate hypoimmune genomic modifications

© 2020-2023 Sana Biotechnology. All rights reserved.

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